UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2003

Apogent Technologies Inc.

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Penhallow Street

Portsmouth, New Hampshire 03801

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:(603) 433-6131

Item 7.     Financial Statements and Exhibits.

(c)     Exhibits

Exhibit Number	Description
99.1	Press release dated November 10, 2003, reporting the Company’s fourth quarter and fiscal year financial results and related information, and reporting certain succession planning information.

Item 9.     Regulation FD Disclosure.

On November 10, 2003, Apogent Technologies Inc. issued a press release reporting the Company’s fourth quarter and fiscal year financial results and related information. The release also reported certain succession planning information. The press release is attached as Exhibit 99.1.

Item 12.     Results of Operations and Financial Condition.

On November 10, 2003, Apogent Technologies Inc. issued a press release reporting the Company’s fourth quarter and fiscal year financial results and related information. The release also reported certain succession planning information. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC. (Registrant)

Date: November 10, 2003	By:	/s/ Michael K. Bresson
Michael K. Bresson ExecutiveVice President—General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 10, 2003